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                                                                    EXHIBIT 99.4


         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      For the Year Ended November 30, 2000


                                                            Historical                                  Pro Forma
                                               -------------------------------------    ------------------------------------------
                                                                      Printing
                                                                     Solutions
                                                                    Business of
                                                Troy Group,       Extended Systems
                                                   Inc.             Incorporated          Adjustments                Combined
                                               --------------    -------------------    ---------------         ------------------

Net sales....................................   $51,745,000          $16,437,000        $                           $68,182,000
                                                                                                 --
Cost of goods sold...........................    29,453,000            8,998,000                 --                  38,451,000
                                               --------------    -------------------    ---------------         ------------------
      Gross profit...........................    22,292,000            7,439,000                 --                  29,731,000
Operating expenses...........................    19,579,000            8,154,000             75,000     (1)          27,808,000
                                               --------------    -------------------    ---------------         ------------------
      Operating income (loss) ...............     2,713,000             (715,000)           (75,000)                  1,923,000
Non-operating income, net....................       846,000                   --           (101,000)    (2)             745,000
                                               --------------    -------------------    ---------------         ------------------
      Income (loss) before income taxes......     3,559,000             (715,000)          (176,000)                  2,668,000
Provision for income taxes (credits).........     1,152,000                   --           (288,000)    (3)             864,000
                                               --------------    -------------------    ---------------         ------------------
      Net income (loss)......................    $2,407,000            $(715,000)          $112,000                  $1,804,000
                                               ==============    ===================    ===============         ==================

Net income per share:
      Basic..................................         $0.22                                                               $0.17
                                               ==============                                                   ==================

      Diluted................................         $0.21                                                               $0.16
                                               ==============                                                   ==================

Weighted-average shares outstanding:
      Basic..................................    10,832,000                                                          10,832,000
                                               ==============                                                   ==================

      Diluted................................    11,369,000                                                          11,369,000
                                               ==============                                                   ==================

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         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED FEBRUARY 28, 2001



                                                        Historical                                 Pro Forma
                                           --------------------------------------    --------------------------------------
                                                                   Printing
                                                                  Solutions
                                                                 Business of
                                            Troy Group,        Extended Systems
                                                Inc.             Incorporated         Adjustments            Combined
                                           ---------------    -------------------    --------------        --------------
Net sales..............................     $11,309,000            $4,014,000        $                      $15,323,000
                                                                                              --
Cost of goods sold.....................       6,856,000             2,402,000                 --              9,258,000
                                           ---------------    -------------------    --------------        --------------
      Gross profit.....................       4,453,000             1,612,000                 --              6,065,000

Operating expenses.....................       5,634,000             1,502,000             19,000    (1)       7,155,000
                                           ---------------    -------------------    --------------        --------------
      Operating income (loss) .........      (1,181,000)              110,000            (19,000)            (1,090,000)
Non-operating income, net..............         191,000                    --             25,000    (2)         166,000
                                           ---------------    -------------------    --------------        --------------
      Income (loss) before income
      taxes (credits)..................        (990,000)              110,000            (44,000)              (924,000)

Provision for income taxes (credits)...        (405,000)                   --             36,000    (3)        (369,000)
                                           ---------------    -------------------    --------------        --------------
      Net income (loss)................     $  (585,000)           $  110,000          $ (79,000)             $(555,000)
                                           ===============    ===================    ==============        ==============

Net (loss) per share:
      Basic............................     $     (0.05)                                                  $       (0.05)
                                           ===============                                                 ==============

      Diluted..........................     $     (0.05)                                                  $       (0.05)
                                           ===============                                                 ==============

Weighted-average shares outstanding:
      Basic............................      10,921,000                                                      10,921,000
                                           ===============                                                 ==============

      Diluted..........................      10,921,000                                                      10,921,000
                                           ===============                                                 ==============

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS


NOTE 1. BASIS OF PRESENTATION

        The Unaudited Pro Forma Condensed Combined Statements of Operations give effect to the acquisition by Troy Group, Inc. (the "Company") of the Printing Solutions Business of Extended Systems Incorporated ("Extend").
This acquisition was completed on May 31, 2001.

        The accompanying Unaudited Pro Forma Condensed Combined Statements of
Operations for the twelve months ended November 30, 2000 and the three months ended February 28, 2001 give effect to the acquisition of Extend, accounted for as a purchase business combination, as if it had occurred on December 1, 1999. The Unaudited Pro Forma Statements of Operations are based on the historical results of operations of the Company for the twelve months ended
November 30, 2000 and the three months ended February 28, 2001, respectively, and the unaudited historical results of operations data of Extend for the twelve months ended September 30, 2000 and the three months ended December
31, 2000, respectively.

        The Unaudited Pro Forma Condensed Combined Statements of Operations information is for informational purposes only and is not necessarily indicative of the results of operations that would have occurred had the acquisition been completed on December 1, 1999, nor does it necessarily indicate future results that may be expected.








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        The Unaudited Pro Forma Condensed Combined Statements of Operations
should be read in conjunction the historical consolidated financial statements of the Company and those of the Printing Solutions Business of
Extended Systems Incorporated, including the notes thereto.

NOTE 2. GENERAL

        On May 31, 2001, the Company acquired certain assets and assumed certain liabilities of the Printing Solutions Business of Extended Systems
Incorporated in exchange for $1,133,000 in cash, $70,000 in direct expenses and a $628,000 payable to the Seller. The Company funded the purchase price by liquidating a portion of its investments in available-for-sale securities.
The total acquisition cost was $1,831,000 and was preliminarily allocated as follows:



Inventories...............................................................     $1,686,000
Equipment.................................................................         46,000
Intangible assets, including manufacturing process,
   customer list and core technology .....................................        224,000
Current liabilities assumed, primarily warranty obligation................       (125,000)
                                                                               -----------
                                                                               $1,831,000
                                                                               ===========

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NOTE 3. PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed combined statements of operations reflect the following adjustments:

        1) Amortization with respect to intangibles acquired in the acquisition of the Printing Solutions Business of Extended
              Systems Incorporated have been amortized over estimated lives of three years using the straight-line method.

        2) Decrease in interest income resulting from the financing of the Printing Solutions Business of Extended Systems Incorporated acquisition. This amount is based upon an assumed decrease in the Company's marketable securities, equal to the purchase price of Extend, and using the 2000 weighted average interest rate of available-for-sale securities portfolio of approximately 5.5%.

        3) Adjustment to provision for income taxes to reflect income tax expense (benefit) at the Company's effective tax rate of 32.4% and 40%, respectively.